Exhibit (11)

                  Consent of Deloitte & Touche LLP,
                      independent auditors for
                         Rydex Series Trust

























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                                                        EXHIBIT 11



   INDEPENDENT AUDITORS  CONSENT

   Rydex Series Trust

   We consent to the incorporation by reference in this Post-Effective Amendment to the Trust s Registration Statement of our report dated August 20, 1996 appearing in the Annual Report - June 30, 1996 and to the reference to us under the caption Financial Highlights appearing in the Prospectus, which also is a part of such Registration Statement.


   /s/ DELOITTE & TOUCHE LLP
   DELOITTE & TOUCHE LLP
   Princeton, New Jersey
   October 25, 1996

































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